Exhibit 99.2

Rapid Micro Biosystems Announces Follow-on Multi-System Order from Samsung Biologics to Expand Deployment of Growth Direct ® Platform

Companies deepen partnership to advance automated, integrated microbiology quality control

Lexington, Mass., March 12, 2026 (GLOBE NEWSWIRE) -- Rapid Micro Biosystems, Inc. (Nasdaq: RPID) (the “Company”), an innovative life sciences technology company providing mission critical automation solutions to facilitate the efficient manufacturing and fast, safe release of healthcare products, today announced a new multi-system order from Samsung Biologics for its Growth Direct platform.

This follow-on order builds on the companies’ existing partnership and supports Samsung’s continued expansion of the Growth Direct platform to automate microbial quality control across its manufacturing network.

“Samsung Biologics is a leading global contract development and manufacturing organization (CDMO) and we’re pleased to strengthen our partnership with this new multi-system order,” said Robert Spignesi, President and CEO of Rapid Micro Biosystems. “Their integrated plant design embeds advanced automation and digitalization capabilities, including seamless connectivity across operations - to consistently deliver high productivity and quality. The Growth Direct platform enhances that foundation by delivering faster time to results, greater accuracy, and stronger data integrity. We look forward to supporting Samsung as it continues scaling its next-generation manufacturing operations.”
To learn more about the Company and the Growth Direct platform please visit: https://www.rapidmicrobio.com/

About Rapid Micro Biosystems

Rapid Micro Biosystems is an innovative life sciences technology company providing mission critical automation solutions to facilitate the efficient manufacturing and fast, safe release of healthcare products such as biologics, vaccines, cell and gene therapies, and sterile injectables. The Company’s flagship Growth Direct system automates and modernizes the antiquated, manual microbial quality control (“MQC”) testing workflows used in the largest and most complex pharmaceutical manufacturing operations across the globe. The Growth Direct system brings the quality control lab to the manufacturing floor, unlocking the power of MQC automation to deliver the faster results, greater accuracy, increased operational efficiency, better compliance with data integrity regulations, and quicker decision making that customers rely on to ensure safe and consistent supply of important healthcare products. The Company is headquartered in Lexington, Massachusetts and has U.S. manufacturing in Lowell, Massachusetts, with global locations in Switzerland, Germany, and the Netherlands. For more information, please visit www.rapidmicrobio.com or follow the Company on X (formerly known as Twitter) at @rapidmicrobio or on LinkedIn.
Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the expanded deployment of the Company’s Growth Direct platform.

In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the Company’s ability to establish and maintain its position as a leading provider of automated microbial quality control testing; competition within the Company’s industry; the Company’s ability to maintain its manufacturing operations; risks related to third-parties; risks related to regulatory and intellectual property matters; risks related to supply chain disruptions and the impact of inflation; the impact of macroeconomic volatility on the Company’s business and operations; and the other important factors outlined under the caption “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 7, 2025, as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC's website at www.sec.gov and the Investor Relations page of its website at investors.rapidmicrobio.com. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this press release to reflect changes since the date of this press release, except as may be required by law.
Investor Contact:
Michael Beaulieu, CFA
Vice President, Investor Relations and Corporate Communications
investors@rapidmicrobio.com
Media Contact:
media@rapidmicrobio.com